united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/20

Item 1. Reports to Stockholders.

Marathon Value Portfolio

MVPFX

Semi-Annual Report

March 31, 2020

Fund Advisor:

Gratus Capital, LLC
3350 Riverwood Parkway, Suite 1550
Atlanta, GA, 30339

(800) 788-6086

www.marathonvalue.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.marathonvalue.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

2182-NLD-5/6/2020

Dear Shareholder

Following on the heels of a very positive year for financial markets and the global economy, Q1 2020 has turned out to be nothing short of unprecedented. The impact on our families, communities, and country has been profound. Several weeks ago we had reason for cautious optimism that the coronavirus might be contained to China, but it is now obvious to all that this is not the case. The quarter was unprecedented not only for the movements in financial markets (which experienced a full year’s worth of volatility in three weeks) but also from an economic perspective (where the entire global economy ground to a halt). We’ll review our economic outlook as well as our updated fund management approach to account for, what’s likely to be, a protracted range-bound market.

Economic Observations/Outlook

Coming into 2020, our base-case assumption for the global economy was for a low but stable growth environment anchored by both the Chinese and United States economies. Until early February, incoming data relating to the US economy was showing a strengthening in economic growth driven by a rebound in the manufacturing and services sectors. Yet, this reacceleration was brought to a halt, first in China and then the United States, as it became clear that the most effective way to contain Coronavirus (COVID-19) was to enact social distancing and shelter-in-place measures. Fast forward to mid-April, and we are now starting to see the extent of economic damage showing up in incoming economic data. Needless to say, none of it is positive……yet. However, in our view, what’s makes this particular recession different is that this is an event-driven, and not cyclical or structural, recession.

Source: Envestnet

As noted in the chart above, the difference between an event-driven recession and the other varieties is important as the length and time to recovery is dramatically shorter on average. Whether or not this COVID-induced recession will play out as described above is still in question, however, this does give us a template to adjust off in the event new information becomes available. The key variable is how long the economy will remain closed. What is clear, however, is that “normal” will look very different on the other side of this recession. Everything from consumer spending patterns, to vacations, to remote-working all will be rethought.

Financial Market Observations/Outlook

Turning to financial market performance, Q1 2020 has been a quarter for the record books on many fronts.

In the equity markets, the S&P 500 (red) experienced its fastest 30% decline in history (eclipsing both 1929 as well as 1987) rebounding slightly to end the quarter down ~20%. Small-company stocks, represented by the Russell 2000, fell even more than large-company stocks, ending the quarter lower by 31%. International and emerging market equities (which we’ve generally been reducing in the fund over the last three years) closed the quarter down roughly the same amount at -24%.

Notably, Q1 2020 also ended up being one of the most volatile quarters on record (as measured by the VIX index in blue) with volatility surging from a pre-crisis level of 15 and topping out at 85; a rise of more than 400%! This VIX number is important to note because we use this number, in combination with other indicators, to assess investor sentiment. Changes in investor sentiment, can have important portfolio positioning implications.

Our long-held overweight to US large stocks, over both small and International, added relative value to the fund’s performance. Looking forward we anticipate continuing with our current allocation as large company earnings are likely to be more resilient in the face of economic uncertainty. Small companies are likely to face increasing economic headwinds as capital market conditions remain uncertain.

Where do equities go from here? As Yogi Barra once said, “predictions are difficult, especially about the future”. However, if we pull out the recession playbook for equities, one would find that in 2020 the S&P 500 has followed the pattern of the previous two recessions (2001, 2008) relatively closely: dramatic sell-off (-31%) followed by a sharp recovery (+20% so far) all with significant volatility (>60 on the VIX index). If the current pattern holds, then we should expect a “re-test” of the March 2020 lows at some point in the near future, followed by a range-bound market for the foreseeable future. This is our current base case assumption. The good news, however, is that these types of environments are ideally suited for active management. As performance trends in early April would suggest, the fund’s active approach to security selection is showing value once again. We see opportunities only improving for the fund from here.

From a client perspective, we recognize that the current juncture in financial markets can feel a lot like starring into the abyss. If we had to characterize the sentiment in the market, we would say that today (April 2020) feels not too dissimilar to October/November of 2008, right after Lehman Brothers collapsed. After that event occurred, many investors felt that there would be no coming back for the US economy from such an epic collapse. For a few months after that event, markets were extremely volatile (check), political rhetoric was highly charged (check) and government intervention was heavy (check). But toward the latter part of February and into early March 2009 market dynamics began to change: (1) emerging markets began to rally, (2) fixed income yields began to rise, and (3) volatility (represented by the VIX) began to come out of the equity markets. Today, two out of the three above have come to pass. While these are not pre-conditions to signal the all clear these historical reference points are raising the probability that we are closer to the bottom of this economic slowdown than the beginning.

Translating these conditions and forecasts, we anticipate the equity markets to be range-bound for an extended period of time driven by challenging economic conditions. The implications of this on fund strategy are many to include: (1) shorter holding periods for positions as price targets are achieved quicker than average, (2) holding higher levels of cash in the portfolio, and (3) adding to additional holdings in diversifying assets to include fixed income (opportunistically), precious metals companies, and real estate investment trusts.

Management Discussion

Over the six-month period ended March 31, 2020, the Fund returned -16.57%. Marathon’s annualized performance since inception (March 28, 2000) is +7.13%. The comparable total returns for the S&P 500 benchmark are -12.31% and +4.76%. Since the Fund’s inception, the Fund’s cumulative total return has been +296.69%, versus the S&P 500’s cumulative total return of +153.34%, for a total return differential of +116.35% for Marathon.

PERFORMANCE SUMMARY

	For Calendar Year
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	Since Inception as of 3/31/2020
Marathon Value Portfolio	16.06%	4.70%	-11.00%	26.20%	14.03%	6.20%	11.76%	3.10%	-23.33%	20.29%	15.87%	1.76%	12.91%	26.89%	7.37%	-1.96%	13.73%	16.44%	-5.61%	29.18%	296.65%
S&P 500 Index	-11.67%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	13.69%	1.38%	11.96%	21.83%	-4.38%	31.50%	153.34%

Average Annual
Total Returns
	For the Periods Ended March 31, 2020
	One Year	Three Year Average	Five Year Average	Ten Year Average	Since Inception
Marathon Value Portfolio	-11.02%	1.95%	4.31%	7.99%	7.13%
S&P 500 Total Return Index	-6.97%	5.11%	6.73%	10.53%	4.75%

The total gross annual expense ratio for the Fund, as disclosed in the Fund’s prospectus, is 1.10%.

*	March 28, 2000 is the date the portfolio manager assumed management of Marathon. Returns for 2000 are from 03/28/00 through 12/31/00. Returns are not annualized. Performance quoted is past performance. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.com or by calling 1-800-788-6086. The index is unmanaged, and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through March 31, 2020. The Fund’s return represents past performance and does not guarantee future results. The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling 1-800-788-6086 or visiting www.marathonvalue.com. The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

Moving to portfolio holdings, we’re outlining the top three contributors and detractors by portfolio weighting during the prior six months ended March 31, 2020 and providing a brief commentary on each:

Contributors

Longtime holding Novo-Nordisk (NVO, +19.09%, 1.02% of assets) was the top performing position in the portfolio over the prior six months. While there were fundamental improvements at the company, sector allocation adjustments likely played a larger role over the shorter term. European pharmaceuticals were a place to hide during the recent sell-off for European investors as the sector has one of the highest dividend yields and remains relatively insulated from a broader economic slowdown.

Microsoft Corporation (MSFT, +15.86%, 3.81% of assets) continued to perform well, despite challenging macroeconomic conditions. Since taking over as CEO from Steve Ballmer, Satya Nadella has engineered a remarkable pivot in the company’s focus to the secular trend of corporate data migration to the cloud. With its Azure platform, Microsoft not only is capturing this cloud migration but also the ability to sell associated services that corporate clients need. In fact, subsequent to the quarter-end, Microsoft reported Q1 earnings in late April revealing very little impact from COVID-19. This report demonstrates the durability of the reconfigured business and helps explain why Microsoft has (again) reached an all-time high price.

Apple Incorporated (AAPL, +13.82%, 2.69% of assets) has shown that it is transforming from a pure hardware company to a services behemoth. Anchored around their loyal customer base, which now numbers in the hundreds of millions globally, Apple has spent the last five years building a durable services business which includes personal cloud storage, streaming music, and applications (via their App and iTunes stores). Further, valuation in the company has been migrating lower as earnings have been growing, making Apple a solid long-term holding for the fund.

Detractors

Johnson Controls (JCI, -36.44%, 1.35% of assets) performance was not out of character for the industrial sector over the prior six months. Generally, the entire industrial sector has re-rated lower in anticipation of a challenging operating environment relating to the COVID-19 shutdown. However, we believe that Johnson Controls is one of the best-positioned industrial companies in the post-COVID-19 environment given its focus on building management controls and HVAC. Clearly, with airborne infection and transmission part of the issue with COVID-19, reconfiguration of HVAC to account for this new disease puts Johnson Controls in a position to play a key role in the way forward.

Phillips 66 (PSX, -45.88%, 0.80% of assets) was a clear casualty of the historic price decline in the energy markets. We are looking for opportunities to further-reduce our holding over time.

Northeast Indiana Bank (NBN, -46.24%, 0.62% of assets), similar to most other bank stocks, fought an uphill battle with a challenging macroeconomic environment. In general, we are looking to reduce the fund exposure to financial stocks to mitigate any potential move lower in US interest rates.

Marathon Value Portfolio
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures(*) for the periods ended March 31, 2020, compared to its benchmark:

			Five	Ten	Inception*** through
	Six	One	Year	Year	March 31, 2020
	Months	Year	(Annualized)	(Annualized)	(Annualized)
Marathon Value Portfolio	(16.57)%	(11.02)%	4.31%	7.99%	7.13%
S&P 500 Total Return Index **	(12.31)%	(6.98)%	6.73%	10.53%	4.76%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are the average annual. The Fund’s investment advisor has contractually agreed to pay most of the Fund’s operating expenses (with certain exceptions) in return for a “universal fee” of 1.10% (excluding indirect costs of investing in other investment companies and certain other expenses) of the Fund’s net assets. Please review the Fund’s most recent prospectus for more detail on this universal fee. The Fund’s total annual expense ratio is 1.10% per the Fund’s most recent prospectus. For performance information current to the most recent month-end, please call toll-free 1-800-788-6086.

**	The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index.

***	Inception date is March 28, 2000.

Portfolio Composition as of March 31, 2020:

Sectors	Percentage of Net Assets
Information Technology	21.3%
Financial Services	17.2%
Healthcare	16.1%
Industrials	11.9%
Consumer Staples	10.2%
Consumer Discretionary	6.5%
Communication	6.2%
Materials	5.2%
Basic Materials	1.7%
Real Estate Investment Trusts	1.7%
Other	2.0%
100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2020

Shares		Fair Value
	COMMON STOCKS - 98.3%
	BASIC MATERIALS - 1.7%
2,500	Franco-Nevada Corp.	$248,800
20,000	Wheaton Precious Metals Corp.	550,600
		799,400
	COMMUNICATION - 6.2%
1,103	Alphabet, Inc.*	1,282,579
750	Alphabet, Inc.*	871,462
8,000	Walt Disney Co.	772,800
		2,926,841
	CONSUMER DISCRETIONARY - 6.5%
8,500	Genuine Parts Co.	572,305
13,700	Lowe’s Cos., Inc.	1,178,885
8,000	McDonald’s Corp.	1,322,800
		3,073,990
	CONSUMER STAPLES - 10.2%
10,000	Colgate-Palmolive Co.	663,600
6,300	Costco Wholesale Corp.	1,796,319
5,000	Kimberly-Clark Corp.	639,350
9,100	PepsiCo, Inc.	1,092,910
5,858	Procter & Gamble Co.	644,380
		4,836,559
	ELECTRONIC GAMING & MULTIMEDIA - 1.2%
10,000	Activision Blizzard, Inc.	594,800

	ENERGY - 0.8%
7,000	Phillips 66	375,550

	FINANCIAL SERVICES - 17.2%
3,013	Alleghany Corp.	1,664,230
3,000	Aon PLC	495,120
30,000	Axos Financial, Inc. *	543,900
6,500	Berkshire Hathaway, Inc. *	1,188,395
12,500	Brookfield Asset Management, Inc.	553,125
12,250	Global Payments, Inc.	1,766,818
25,000	Northeast Bank	291,500
3,000	Blackstone Group, Inc.	136,710
19,530	US Bancorp	672,809
900	White Mountains Insurance Group Ltd. *	819,000
		8,131,607
	HEALTHCARE - 16.1%
13,497	Abbott Laboratories	1,065,048
7,000	AbbVie, Inc.	533,330

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		Fair Value
	COMMON STOCKS - 98.3% (Continued)
	HEALTHCARE - 16.1% (Continued)
3,134	Becton Dickinson and Co.	$720,099
11,000	Edwards Lifesciences Corp. *	2,074,820
5,000	Medtronic PLC	450,900
6,845	Novartis AG - ADR	564,370
8,000	Novo Nordisk A/S - ADR	481,600
8,723	Pfizer, Inc.	284,719
8,500	Stryker Corp.	1,415,165
		7,590,051
	INDUSTRIALS - 11.9%
14,600	Emerson Electric Co.	695,690
35,000	Graco, Inc.	1,705,550
8,300	Illinois Tool Works, Inc.	1,179,596
23,660	Johnson Controls International PLC	637,874
12,300	Lincoln Electric Holdings, Inc.	848,700
9,000	TE Connectivity Ltd.	566,820
		5,634,230
	INFORMATION TECHNOLOGY - 21.3%
5,000	Apple, Inc.	1,271,450
6,700	Automatic Data Processing, Inc.	915,756
17,876	Cisco Systems, Inc.	702,706
16,000	Corning, Inc.	328,640
9,000	Equifax, Inc.	1,075,050
18,154	Intel Corp.	982,494
11,400	Microsoft Corp.	1,797,894
12,200	Texas Instruments, Inc.	1,219,146
6,000	Verisk Analytics Inc	836,280
5,000	Zebra Technologies Corp. *	918,000
		10,047,416
	MATERIALS - 5.2%
6,000	3M Co.	819,060
13,151	Koninklijke DSM NV - ADR	370,201
15,000	PPG Industries, Inc.	1,254,000
		2,443,261

	TOTAL COMMON STOCK (Cost $16,875,824)	46,453,705

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		Fair Value
	REAL ESTATE INVESTMENT TRUSTS (REITs) - 1.7%
4,800	EastGroup Properties, Inc.	$501,504
5,000	WP Carey, Inc.	290,400
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $441,872)	791,904

	TOTAL INVESTMENTS (Cost $17,317,696) - 100.0%	$47,245,609

	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%	9,753

	NET ASSETS - 100.0%	$47,255,362

*	Non-income producing securities.

ADR - American Depositary Receipt.

PLC - Public Limited Company

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

ASSETS
Investment securities:
At cost	$17,317,696
At fair value	$47,245,609
Dividends and interest receivable	87,026
Receivable for securities sold	500,244
TOTAL ASSETS	47,832,879

LIABILITIES
Cash overdraft	304,854
Payable for securities purchased	249,024
Investment advisory fees payable (a)	23,639
TOTAL LIABILITIES	577,517
NET ASSETS	$47,255,362

Net Assets Consist Of:
Paid in capital	$15,002,962
Accumulated earnings	32,252,400
NET ASSETS	$47,255,362

Net Asset Value Per Share:
Shares:
Net Assets	$47,255,362
Shares of beneficial interest outstanding (b)	2,037,506

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$23.19

(a)	See Note 4 in the Notes to Financial Statements.

(b)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2020

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $8,969)	$533,349
Interest	1,184
TOTAL INVESTMENT INCOME	534,533

EXPENSES
Investment advisory fees (a)	333,917
Overdraft expense	816
TOTAL EXPENSES	334,733

NET INVESTMENT INCOME	199,800

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from investments and foreign currency transactions	2,212,063
Net change in unrealized depreciation on investments and foreign currency transactions	(11,815,148)
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(9,603,085)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,403,285)

(a)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2020	September 30, 2019
FROM OPERATIONS	(Unaudited)
Net investment income	$199,800	$342,382
Net realized gain from investments and foreign currency transactions	2,212,063	4,534,701
Net change in unrealized appreciation (depreciation) on investments	(11,815,148)	(1,663,941)
Net (decrease) increase in net assets resulting from operations	(9,403,285)	3,213,142

DISTRIBUTIONS TO SHAREHOLDERS
Total Distribution paid:	(4,654,273)	(2,491,639)
Net decrease in net assets from distributions to shareholders	(4,654,273)	(2,491,639)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	294,135	1,100,090
Reinvestment of distributions to shareholders	4,433,045	2,488,890
Payments for shares redeemed	(6,171,675)	(7,985,330)
Net decrease in net assets from shares of beneficial interest	(1,444,495)	(4,396,350)

TOTAL DECREASE IN NET ASSETS	(15,502,053)	(3,674,847)

NET ASSETS
Beginning of Year/Period	62,757,415	66,432,262
End of Year/Period	$47,255,362	$62,757,415

SHARE ACTIVITY
Shares Sold	10,207	39,672
Shares Reinvested	153,979	96,882
Shares Redeemed	(218,774)	(295,834)
Net decrease from share activity	(54,588)	(159,280)

See accompanying notes to financial statements.

Marathon Value Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period/Year Presented

	Six Months Ended		Year Ended	Year Ended	Year Ended	Period Ended		Year Ended
	March 31,		September 30,	September 30,	September 30,	September 30,		October 31,
	2020		2019	2018	2017	2016		2015
	(Unaudited)

Net asset value, beginning of period/year	$30.00		$29.51	$27.43	$24.59	$23.24		$23.01
Activity from investment operations:
Net investment income (a)	0.10		0.16	0.17	0.17	0.17		0.15
Net realized and unrealized gain (loss) on investments	(4.63)		1.46	3.65	3.12	1.51		0.62
Total from investment operations	(4.53)		1.62	3.82	3.29	1.68		0.77
Less distributions from:
Net investment income	(0.14)		(0.17)	(0.21)	(0.12)	(0.16)		(0.14)
Net realized gains	(2.14)		(0.96)	(1.53)	(0.33)	(0.17)		(0.40)
Total distributions	(2.28)		(1.13)	(1.74)	(0.45)	(0.33)		(0.54)
Net asset value, end of period/year	$23.19		$30.00	$29.51	$27.43	$24.59		$23.24
Total return (b)	(16.57	)% (e)	6.13%	14.51%	13.56%	7.36	% (e)	3.46%
Net assets, end of period/year (000s)	$47,255		$62,757	$66,432	$71,862	$62,984		$63,306
Ratio of expenses to average net assets (c)	1.10	% (d)	1.10%	1.10%	1.10%	1.10	% (d)	1.10%
Ratio of net investment income to average net assets (c)	0.66	% (d)	0.57%	0.60%	0.64%	0.79	% (d)	0.65%
Portfolio Turnover Rate	6	% (e)	9%	6%	15%	6	% (e)	12%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The expenses of the excluded from the Fund’s expense ratio.

(d)	Annualized.

(e)	Not annualized.

See accompanying notes to financial statements.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2020

1.	ORGANIZATION

Marathon Value Portfolio (the ’‘Fund’’) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’). The Fund currently consists of one class of shares. The Fund’s investment objective is to provide shareholders with long-term capital appreciation in a well-diversified portfolio. Effective May 1, 2016, Gratus Capital LLC (“Gratus” or the “Advisor”) began serving as the Fund’s investment advisor. Prior to May 1, 2016, Spectrum Advisory Services, Inc. (“Spectrum”) served as the Fund’s advisor.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2020, for the Fund’s investments measured at fair value:

		Level 2	Level 3
	Level 1	(Other Significant	(Other Significant
Assets*	(Quoted Prices)	Observable Inputs)	Unobservable Inputs)	Total
Common Stocks	$46,453,705	$—	$—	$46,453,705
Real Estate Investment Trust (“REITs”)	791,904	—	—	791,904
Total	$47,245,609	$—	$—	$47,245,609

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Return of capital distributions received from REITs securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2017 - September 30, 2019, or expected to be taken in the Fund’s September 30, 2020 year-end tax returns. The Fund identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2020, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $3,478,957 and $9,188,120, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Gratus Capital, LLC serves as the Fund’s investment advisor. Pursuant to an advisory agreement (“Advisory Agreement”) with the Trust, on behalf of the Fund, the Advisor provides investment advisory services and pays the Fund’s operating expenses (except for the following expenses, which are paid by the Fund: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short),

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and any 12b-1 fees) in return for a “universal fee.” For its services to the Fund, the Advisor is entitled to receive an annual fee, computed and accrued daily and paid monthly, equal to 1.10% of the Fund’s average daily net assets.

For the six months ended March 31, 2020 Gratus earned fees of $333,917 for its services under on the Advisory Agreement.

Northern Lights Distributors, LLC (“NLD” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the six months ended March 31, 2020, the Distributor received $0 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, the Fund pays GFS customary fees based on aggregate net assets of the Fund as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Fund. In accordance with this agreement, GFS pays for all other operating expenses for the Fund, including but not limited to legal fees, audit fees, compliance services and custody fees (“universal fee”). Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a chief compliance officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS (as part of the universal fee).

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS (as part of the universal fee).

Compensation of Directors. The total amount allocated to the Fund for the six months ended March 31, 2020, was $6,045 (as part of the universal fee).

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The below table represents aggregate cost for federal tax purposes as of March 31, 2020 and differs from market value by net unrealized appreciation/depreciation which consisted of:

			Total Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Aggregate Cost	Appreciation	Depreciation	Depreciation
$17,317,696	$30,053,645	$(125,732)	$29,927,913

The tax character of distributions paid during the year ended September 30, 2019 and September 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2019	September 30, 2018
Ordinary Income	$381,157	$529,856
Long-Term Capital Gain	2,110,482	3,849,701
Return of Capital	—	—
	$2,491,639	$4,379,557

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

As of September 30, 2019, the components of distributable earnings/ on a tax basis were as follows:

Undistributed	Undisributed	Post October	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	Loss and Late	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Year Loss	Forwards	Differences	(Deprecation)	Earnings/(Deficits)
$204,183	$4,373,735	$—	$—	$—	$41,732,040	$46,309,958

The difference between book basis and tax basis unrealized appreciation and undistributed net investment income is primarily attributable to adjustments for return of capital distributions from C-Corporations.

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2020, Charles Schwab & Co. was the record owner of 80.09% of the Fund’s outstanding shares. Charles Schwab & Co. may be the beneficial owner of some or all of the shares, or may hold the shares for the benefit of others. As a result, Charles Schwab & Co. may be deemed to control the Fund.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Marathon Value Portfolio
ADDITIONAL INFORMATION (Unaudited)
March 31, 2020

Renewal of Advisory Agreement – Marathon Value Portfolio*

In connection with a meeting held on February 19-20, 2020, the Board of Trustees (the “Board”) of Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Gratus Capital, LLC (the “Adviser”) and the Trust, with respect to the Marathon Value Portfolio (“Marathon”). In considering the renewal of the Advisory Agreement, the Board reviewed materials specifically relating to Marathon and the Advisory Agreement.

The Board discussed the Adviser’s presentation and materials. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board observed that the Adviser was founded in 2005 and managed client accounts using a global equity strategy to give investors exposure to a broad range of asset classes. The Board noted that the Adviser’s strategy focused on long-term capital appreciation through analysis of market sectors and individual equities. The Board discussed that the Adviser conducted research by reviewing written materials, data from corporate and analytical conference, and electronic media analysis of individual securities and equity sectors for companies that had potential value or were undervalued. The Board remarked that the Adviser monitored Marathon daily for compliance through spreadsheets and conducted a more in-depth review at month-end using Charles River reports. The Board acknowledged that the Adviser’s best execution committee reviewed and approved broker-dealers based on a broad range of factors. The Board noted changes to the Adviser team serving Marathon but agreed that the Adviser appeared to have maintained sufficient resources to support Marathon’s investment process and operations. The Board acknowledged that the Adviser updated its compliance manual after a limited scope cybersecurity sweep by the SEC. The Board concluded that it could expect the Adviser to continue providing quality service to Marathon and its shareholders.

Performance. The Board commented that Marathon outperformed its peer group and Morningstar category over the 1-year and 3-year periods, outperformed the Morningstar category over the 5-year period, and outperformed the peer group, Morningstar category and benchmark since inception. The Board noted that the underperformance relative to the benchmark over the 3-year and 5-year periods was due to Marathon holding more cash as a hedge to protect capital in anticipation of a market decline that did not materialize. The Board commented that the Adviser managed Marathon to achieve its long-term objective while maintaining some conservative positioning. The Board remarked that the Adviser’s buy/sell discipline appeared to work as intended and bring long-term value to Marathon. The Board concluded the Adviser had provided reasonable returns to Marathon and its shareholders.

Fees and Expenses. The Board discussed that the Marathon peer group selected by Broadridge consisted of 12 funds with an average size of $247.4 million. The Board observed that the Adviser was paid a unitary fee of 1.10%, from which the Adviser paid Marathon’s ordinary operating expenses. The Board discussed that after Fund operating expenses paid by the Adviser, the effective net advisory fee paid to the Adviser was 0.68%, which was lower than the peer group and Morningstar category averages and medians. The Board reviewed the Adviser’s explanation that its fee was reasonable because of Marathon’s small size relative to its peers. It discussed the fees paid by the Adviser’s separate accounts. The Board concluded that the Adviser’s advisory fee for Marathon was not unreasonable.

Economies of Scale. The Board discussed the size of Marathon and its prospects for growth and concluded it had not achieved meaningful economies that would necessitate the establishment of breakpoints. The Board noted the Adviser was willing to discuss the implementation of breakpoints as Marathon’s assets under management

Marathon Value Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)
March 31, 2020

approached $500 million, and the Adviser achieved material economies of scale related to its operation. The Board agreed to monitor and revisit this issue at the appropriate time.

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with its management of Marathon and acknowledged that the Adviser earned a modest profit. It also considered the Adviser’s soft dollar arrangements, and the benefit received by the Adviser from those arrangements. The Board concluded that the Adviser’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure for Marathon was not unreasonable, and that renewal of the Advisory Agreement was in the best interests of Marathon and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Marathon Value Portfolio
EXPENSE EXAMPLES (Unaudited)
March 31, 2020

As a shareholder of the Fund, you incur ongoing costs, consisting of the Fund’s universal fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020 (the ’‘period’’).

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	10/1/19	3/31/20	10/1/19-3/31/20*	10/1/19-3/31/20
	$1,000.00	834.30	5.04	1.10%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	10/1/19	3/31/20	10/1/19-3/31/20*	10/1/19-3/31/20
	$1,000.00	$1,019.50	$5.55	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Marathon Value Portfolio
OTHER INFORMATION
March 31, 2020 (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (800) 788-6086.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. Such information is also available on the SEC’s website at http://www.sec.gov.

Northern Lights Fund Trust III
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

ADVISOR
Gratus Capital, LLC
3350 Riverwood Parkway, Suite 1550
Atlanta, GA, 30339

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

TRANSFER AGENT
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
41 South High Street
Columbus, OH 43215

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/5/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/5/20

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/5/20